SUMMARY PROSPECTUS NOVEMBER 1, 2023

Sit International Growth Fund	TRADING SYMBOL: SNGRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.sitfunds.com/open/documents.php. You can also get this information at no cost by calling 800-332-5580 or by sending an email request to info@sitinvest.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information (SAI), both dated November 1, 2023, are incorporated by reference into this summary prospectus and may be obtained at no cost online at the website, phone number, or email address listed above.

INVESTMENT OBJECTIVE

Sit International Growth Fund (the “Fund”) seeks long-term growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed only on shares held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses(1)	1.51%
Fee Waiver(2)	(0.65)%
Total Annual Fund Operating Expenses After Fee Waiver	0.86%

(1)

The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in shares of investment companies.

(2)

Sit Investment Associates, Inc. (the “Adviser”) has agreed to a management fee waiver equal to 0.65% through June 30, 2025. Until such date, the waiver cannot be terminated without approval by the Fund’s Board of Directors. After June 30, 2025, the Adviser may elect to extend, modify or terminate the fee waiver.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. This Example reflects the current fee waiver in effect for the 1-Year period. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$88	$416	$767	$1,756

PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7.65% of the average value of the portfolio.

Summary — Sit International Growth Fund

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 90% of its net assets in common stocks of companies domiciled outside the United States.

In selecting investments for the Fund, Sit Investment Associates, Inc. (the “Adviser”) begins by selecting countries or regions in which to invest. In making its selections, the Adviser considers several factors affecting the economy and equity market of foreign countries and regions, including:

>	economic trends

>	earnings outlook

>	liquidity within the market

>	fiscal and monetary policy
>	currency exchange rate expectations

>	market sentiment

>	social and political trends

After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

Several factors are considered in the Adviser’s evaluation of a company, including:

>	unique product or service,

>	growing product demand,

>	dominant and growing market share,

>	management experience and capabilities, and

>	strong financial condition.

When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals and anticipated earnings.

The Fund invests in common stocks of issuers domiciled in at least three foreign countries. As of September 30, 2023, the Fund was invested in common stocks of companies domiciled in 16 foreign countries. Up to 50% of the Fund’s total assets may be invested in equity securities of small-to medium-sized emerging growth companies in developed markets (such as Germany and Japan) and developing markets (also referred to as “emerging markets”)(such as Thailand and Brazil). Small companies generally have a capitalization of under $3.0 billion, and medium-sized companies generally have capitalizations between $2 and $15 billion. Emerging growth companies are small-and medium-sized companies that the Adviser believes have a potential for earnings growth over time that is above the growth rate of more established companies or are early in their life cycles.

The Fund may invest in securities representing underlying international securities such as sponsored American Depository Receipts, European Depository Receipts and Global Depository Receipts.

The Fund may invest in open-end investment companies (mutual funds) and closed-end investment companies which invest in the same types of securities in which the Fund may invest directly.

In order to hedge against adverse movements in currency exchange rates, the Fund may from time to time enter into forward foreign currency exchange contracts.

PRINCIPAL INVESTMENT RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are listed below. Different risks may be more significant at different times, depending on market conditions or other factors.

>

Market Risk: The market value of securities may fall, sometimes rapidly and unpredictably. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social

Summary — Sit International Growth Fund

developments affecting the markets(s) generally. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and potentially increase the risks described herein.

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International Investing Risk: International investing involves risks not typically associated with investing in U.S. securities which may adversely affect the Fund’s investment. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

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Growth Style Investing Risk: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth style stocks. The Fund’s performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

>

Sector Risk: To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market or region, an adverse economic, business or political development affecting that sector or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such economic sector or geographic region.

>

Developing Markets Risk: Investment in developing markets are subject to unique political, economic, and market risks that can cause the Fund’s investments to be more volatile and less liquid than investments in developed markets.

>	Mid Cap Stock Risk: Stocks of mid cap stocks may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

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Small Cap Stock Risk: Stocks of smaller companies involve substantial risk. Prices of small cap stocks may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Additionally, for certain small cap stocks, there may also be limited liquidity, or trading opportunities at a favorable price or time.

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Foreign Currency Hedging Transactions Risk: If the Adviser’s forecast of exchange rate movements is incorrect, the Fund may realize losses on their foreign currency transactions. In addition, the Fund’s hedging transactions may prevent the Funds from realizing the benefits of a favorable change in the value of foreign currencies.

>

Investment Company Risk: To the extent that the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operation expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses. In addition, the ability of the Fund to achieve its investment objective will partially depend upon the ability of the acquired fund to achieve its investment objective.

>	Management Risk: A strategy used by the investment management team may not produce the intended results.

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Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber attacks or other cybersecurity breaches.

HISTORICAL PERFORMANCE

The following bar chart and table provide information on the Fund’s volatility and performance. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

The table below compares the Fund’s performance over different time periods to that of the Fund’s benchmark index, which is a broad measure of market performance. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The performance information reflects Fund expenses, and assumes that all distributions have been reinvested. The benchmark is an unmanaged index, has no expenses, and it is not possible to invest directly in an index. Updated performance information is available at the Fund’s website at www.sitfunds.com or by calling 800-332-5580.

Summary — Sit International Growth Fund

Annual Total Returns for calendar years ended December 31

The Fund’s year-to-date return as of 9/30/23 (not annualized) was 6.08%.

Best Quarter: 20.78% (2Q20)

Worst Quarter: -19.65% (1Q20)

Average Annual Total Returns for periods ended December 31, 2022

Sit International Growth Fund	1 Year	5 Years	10 Years
Return before taxes	-22.03%	1.80%	3.69%
Return after taxes on distributions	-22.39%	1.58%	3.31%
Return after taxes on distributions and sale of Fund shares*	-12.78%	1.37%	2.87%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-14.45%	1.54%	4.67%

*

Returns after taxes on distributions and sale of Fund shares are higher than before-tax returns for certain periods shown because they reflect the tax benefit of  capital losses realized on the redemption of Fund shares.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser. The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

The primary portfolio managers of the Fund are:

Roger J. Sit, Chairman and President. Mr. Sit has served as Chief Investment Officer of the Fund since 1997.

Raymond E. Sit, Vice President – Research and Investment Management of the Adviser. Mr. Sit has served as Portfolio Manager of the Fund since July 1, 2020.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for shares of the Fund is $5,000. The minimum subsequent investment is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 534459, Pittsburgh, PA 15253-4459) or by phone (1-800-332-5580).

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, which may be taxable upon withdrawal from the tax-deferred arrangement.

Summary — Sit International Growth Fund

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the financial intermediary may impose account charges. The Fund and its related companies may also pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

5	SNGRX Sum Pro 11-1-23